UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 26, 2004

OLYMPUS COMMUNICATIONS, L.P.

OLYMPUS CAPITAL CORPORATION

FRONTIERVISION OPERATING PARTNERS, L.P.

FRONTIERVISION CAPITAL CORPORATION

FRONTIERVISION HOLDINGS, L.P.

FRONTIERVISION HOLDINGS CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

ARAHOVA COMMUNICATIONS, INC.

(Exact name of registrants as specified in their respective charters)

Delaware Delaware Delaware Delaware Delaware Delaware Delaware Delaware	333-19327 333-19327-01 333-9535 333-9535-01 333-36519 333-36519-01 333-75567-01 0-16899	25-1622615 23-2868925 84-1316775 84-1353734 84-1432334 84-1432976 84-1481765 25-1844576
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

5619 DTC Parkway – Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code (303) 268-6300

Item 9.	Regulation FD Disclosure

Operating Reports

On April 26, 2004, Adelphia Communications Corporation (the “Company”) and certain other debtor-in-possession subsidiaries of the Company filed their unaudited consolidated Monthly Operating Report (the “Adelphia Operating Report”) for the month of March 2004 with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). Exhibit 99.1 to this Current Report on Form 8-K contains the unaudited consolidated financial statements and the Bankruptcy Court reporting schedules set forth in the Adelphia Operating Report as filed with the Bankruptcy Court.

The Company cautions readers not to place undue reliance upon the information contained in the Adelphia Operating Report, which contains unaudited information, and is in the format prescribed by applicable bankruptcy laws. The Adelphia Operating Report is subject to revision. The Adelphia Operating Report also contains information for periods, which may be shorter or otherwise different from those contained in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the Adelphia Operating Report and the other information contained in this report (including exhibits) that is being furnished pursuant to Item 9 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

As a result of actions taken by management of the Company during the time it was controlled by the Rigas family: (a) the Company has not yet completed its financial statements as of and for the years ended December 31, 2003, 2002 and 2001, or received its independent public accountants’ report thereon or filed with the Securities and Exchange Commission (the “Commission”) its Annual Report on Form 10-K for the years ended December 31, 2003, 2002 and 2001; (b) the Company’s former independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company’s financial statements as of and for the year ended December 31, 2001 and withdrew their audit report with respect to the year ended December 31, 2000; (c) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Reports on Form 10-Q as of and for the quarterly periods ended September 30, 2003, June 30, 2003 and March 31, 2003; (d) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Reports on Form 10-Q as of and for the quarterly periods ended September 30, 2002, June 30, 2002 and March 31, 2002; and (e) the Company expects to restate its financial statements for the years ended December 31, 2000 and 1999, and its interim financial statements for 2001 and possibly other periods. New management took control of the Company in May 2002, retained new independent auditors and began the preparation of financial statements for the periods in question. Current management believes that the public information provided by certain members of the Rigas family on other matters of interest to investors, such as the percentage of the Company’s cable television systems that the Company believes have been upgraded to current standards, was unreliable. Until the completion of the restatement and the disclosure of restated financial results, previously reported financial information and other public information provided by the Rigas family should not be relied upon and information contained in this Report may have to be updated or supplemented. The Company is working to complete the restatement as promptly as possible and to obtain the opinion of its independent auditors on such restated financial statements. Receipt of an audit opinion with respect to the restated financial statements is a condition to consummation of the Company’s proposed plan of reorganization.

Cautionary Statement Regarding Forward-Looking Statements

This Report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding Adelphia Communications Corporation’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include the Company’s pending bankruptcy proceeding, results of litigation against the Company and government investigations of the Company, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, results and impacts of any process to sell the Company or its assets, customer response to repackaged services, pricing and availability of programming, equipment, supplies, and other inputs, the Company’s ability to upgrade its network, technological developments, and changes in general economic conditions. Many of these factors are outside of the Company’s control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2004	OLYMPUS COMMUNICATIONS, L.P. (Registrant)

	By:	ACC OPERATIONS, INC., its Managing General Partner

	By:	/s/ Scott Macdonald

Scott Macdonald Senior Vice President and Chief Accounting Officer

OLYMPUS CAPITAL CORPORATION (Registrant)

	By:	/s/ Scott Macdonald

Scott Macdonald Senior Vice President and Chief Accounting Officer

FRONTIERVISION OPERATING PARTNERS, L.P. (Registrant)

	By:	FRONTIERVISION HOLDINGS, L.P., its General Partner

		By:	FRONTIERVISION PARTNERS, L.P., its General Partner

			By:	ADELPHIA GP HOLDINGS, L.L.C., its General Partner

				By:	ACC OPERATIONS, INC., its Sole Member

		By:	/s/ Scott Macdonald

Scott Macdonald Senior Vice President and Chief Accounting Officer

FRONTIERVISION CAPITAL CORPORATION (Registrant)

By:	/s/ Scott Macdonald

Scott Macdonald Senior Vice President and Chief Accounting Officer

FRONTIERVISION HOLDINGS, L.P., (Registrant)

By:	FRONTIERVISION PARTNERS, L.P., its General Partner

	By:	ADELPHIA GP HOLDINGS, L.L.C., its General Partner

		By:	ACC OPERATIONS, INC., its Sole Member

		By:	/s/ Scott Macdonald

Scott Macdonald Senior Vice President and Chief Accounting Officer

FRONTIERVISION HOLDINGS CAPITAL CORPORATION (Registrant)

By:	/s/ Scott Macdonald

Scott Macdonald Senior Vice President and Chief Accounting Officer

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION (Registrant)

By:	/s/ Scott Macdonald

Scott Macdonald Senior Vice President and Chief Accounting Officer

ARAHOVA COMMUNICATIONS, INC. (Registrant)

By:	/s/ Scott Macdonald

Scott Macdonald Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Monthly Operating Report for the period ended March 31, 2004, dated April 26, 2004.